                                                               EXHIBIT 99.(h)(2)

                                                                      Appendix I
                                                              As of July 6, 2001

SERVICES PROVIDED BY ICCC

Flag Investors Communications Fund, Inc.    Transfer Agency      Accounting Services       Administration Services
Flag Investors Series Funds, Inc.           Transfer Agency      Accounting Services       Administration Services

Emerging Growth Fund, Inc. (formerly,       Transfer Agency      Accounting Services             -------------
Flag Investors Emerging Growth Fund Inc.)
Flag Investors Equity Partners Fund, Inc.   Transfer Agency      Accounting Services             -------------
Real Estate Securities Fund, Inc.           Transfer Agency      Accounting Services             -------------
(formerly, Flag Investors Real Estate
Securities Fund, Inc.)
Short-Intermediate Income Fund, Inc.        Transfer Agency      Accounting Services             -------------
(formerly, Flag Investors
Short-Intermediate Income Fund, Inc.)
Flag Investors Value Builder Fund, Inc.     Transfer Agency      Accounting Services             -------------
Deutsche Investors Funds, Inc.
(formerly, Flag Investors Funds, Inc.)
             Top 50 US Fund                 Transfer Agency        -------------           Administration Services
            Top 50 Asia Fund                Transfer Agency        -------------           Administration Services
           Top 50 Europe Fund               Transfer Agency        -------------           Administration Services
            Top 50 World Fund               Transfer Agency        -------------           Administration Services
          Japanese Equity Fund              Transfer Agency        -------------           Administration Services
          European Mid-Cap Fund             Transfer Agency        -------------           Administration Services
         Growth Opportunity Fund            Transfer Agency      Accounting Services       Administration Services
     Global Financial Services Fund         Transfer Agency      Accounting Services       Administration Services
        Global Biotechnology Fund           Transfer Agency      Accounting Services       Administration Services
         Global Technology Fund             Transfer Agency      Accounting Services       Administration Services
Deutsche Investors Portfolios Trust
(formerly, Flag Investors Portfolios Trust)
              Top 50 World                  Transfer Agency        -------------           Administration Services
                Portfolio
              Top 50 Europe                 Transfer Agency        -------------           Administration Services
                Portfolio
               Top 50 Asia                  Transfer Agency        -------------           Administration Services
                Portfolio
                Top 50 US                   Transfer Agency        -------------           Administration Services
                Portfolio
             Japanese Equity                Transfer Agency        -------------           Administration Services
                Portfolio
            European Mid-Cap                Transfer Agency        -------------           Administration Services
                Portfolio
     (formerly, Provesta Portfolio)
